UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2017

Westamerica Bancorporation

(Exact name of registrant as specified in its charter)

California	001-09383	94-2156203
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1108 Fifth Avenue San Rafael, California		94901
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (707) 863-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders.

Proxies for the Annual Meeting of shareholders held on April 27, 2017, were solicited pursuant regulation 14A of the Securities Exchange Act of 1934. The Report of Inspector of election indicates that 22,935,741 shares of the Common Stock of the Company, out of 26,266,383 shares outstanding on the February 27, 2017 record date, were present, in person or by proxy, at the meeting. The following matters were submitted to a vote of the shareholders:

Proposal 1. Election of Directors

The shareholders elected all of the Board of Directors nominees for a term of one year, as follows:

Nominee	For	Against	Abstain	Non-Votes
Etta Allen	19,208,860	816,377	41,910	2,868,594
Louis E. Bartolini	19,156,009	878,992	32,146	2,868,594
E. Joseph Bowler	19,846,543	177,044	43,560	2,868,594
Arthur C. Latno, Jr.	19,160,910	866,273	39,964	2,868,594
Patrick D. Lynch	19,128,749	886,862	51,536	2,868,594
Catherine C. MacMillan	19,239,948	783,429	43,770	2,868,594
Ronald A. Nelson	19,245,128	789,874	32,145	2,868,594
David L. Payne	19,846,530	187,686	32,931	2,868,594
Edward B. Sylvester	19,217,427	806,087	43,633	2,868,594

Proposal 2. Approve a Non-Binding Advisory Vote on Executive Compensation

The shareholders approved, on an advisory non-binding basis, the compensation of Westamerica Bancorporation’s named executive officers, by the following vote:

For	Against	Abstain	Non-Votes
19,821,146	163,076	82,925	2,868,594

Proposal 3. Re-Approve the Performance Criteria for Incentive Compensation

The shareholders approved the performance criteria for incentive compensation by the following vote:

For	Against	Abstain	Non-Votes
19,644,914	266,537	155,696	2,868,594

Proposal 4. Approve a Non-Binding Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation

The shareholders approved, on an advisory non-binding basis, the frequency of advisory votes on named executive officer compensation by the vote. Based on the results of the vote and consistent with the recommendations of the Board of Directors, the Board of Directors has determined to hold an advisory vote on executive compensation every year until the next required advisory vote on the frequency of future advisory votes on executive compensation.

1 Year	2 Years	3 Years	Abstain	Non-Votes
16,966,240	97,265	2,916,746	86,896	2,868,594

Proposal 5. Ratify Selection of Crowe Horwath, LLP as Company’s Independent Auditors for Fiscal Year 2017

The shareholders ratified the appointment of Crowe Horwath, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017, by the following vote:

For	Against	Abstain	Non-Votes
22,750,603	67,842	117,296	-0-

Proposal 6. Require Independent Board Chairman

Proposal 6 was a shareholder proposal requiring an independent Board Chairman. This proposal was not voted on at the Annual Meeting as the shareholder, or his representative who is qualified under state law to present the proposal on his behalf, did not properly appear at the Annual Meeting to present the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTAMERICA BANCORPORATION
(Registrant)

Date: May 1, 2017	By:	/s/ John “Robert” Thorson
John “Robert” Thorson
Senior Vice President and Chief Financial Officer